SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):     December 15, 2005
BELL INDUSTRIES, INC.
(Exact name of registrant as specified in charter)

California (State or Other Jurisdiction of Incorporation or Organization)	1-11471 (Commission File Number)	95-2039211 (IRS Identification No.)

1960 E. Grand Avenue, Suite 560, El Segundo, California (Address of principal executive offices)	90245 (Zip Code)
Registrant’s telephone number, including area code: (310) 563-2355.
Not Applicable

(Former Name or Former Address, if Changed since Last Report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e(c))

TABLE OF CONTENTS
Item 8.01.     Other Events.
Item 9.01.     Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT – 99.1

Item 8.01 Other Events
     On December 15, 2005, Bell Industries, Inc. issued a press release announcing its proposal to acquire 100% of the outstanding shares of common stock of The Coast Distribution System, Inc. for $7.70 per share in cash. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(c)

Exhibit	Description

99.l	December 15, 2005 Press Release by Bell Industries, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELL INDUSTRIES, INC.
Dated:	December 15, 2005	By:	/s/ JOHN A. FELLOWS
John A. Fellows
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated December 15, 2005